UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                FORM 8-K
                              AMENDED REPORT
                          AS FILED MARCH 19, 2001


                             CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 6, 2001

                             BuckTV.com, Inc.
                (Exact name of Registrant as specified in charter)


        Nevada                        0-25909           86-0931332
(State or other jurisdiction        (Commission       (I.R.S. Employer
     of incorporation)              File Number)       Identification)


   865 N LAMB BLVD, Suite 13, PMP 301, Las Vegas, NV 89101
 (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:         (626) 434-1032

ITEM 1. CHANGES IN CONTROL OR ADDRESS

           The new address for the business is 865 N Lamb Blvd, Suite 13, PMB 301, Las Vegas, NV 89101. The new telephone number for the company is 1-626-434-1032.


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   May 31, 2001


                              BUCKTV.COM, INC.


                              By: /s/  Buck Hunter
                              --------------------------------
                              Buck Hunter, President